FEDERATED EQUITY INCOME FUND, INC.

Class A Shares
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Class B Shares
Class C Shares
Class F Shares
Supplement to the Prospectuses dated May 31, 2002

Under the heading entitled "What are the Fund's Investment Strategies", please delete the following sentence:

      "In attempting to remain relatively sector-neutral, and in order to manage sector risk, the Adviser attempts to limit the Fund's exposure to each industry sector in the Index, as a general matter, to not less than 80% nor more than 120% of the Index's allocation to that sector."


Under the heading entitled "Who Manages the Fund", please add the following:

      "John L. Nichol
      John L. Nichol has been the Fund's Portfolio Manager since September 2002. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in finance and management and information science from the Ohio State University."






                                                      September 27, 2002



Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

27821 (9/02)